                                                                   EXHIBIT 10.25

                             SUPPLEMENTAL AGREEMENT

      THIS SUPPLEMENTAL AGREEMENT is entered into this 20th day of January, 2003 by and between Global Marine Inc., a Delaware corporation, GlobalSantaFe Corporation, a Cayman Islands corporation, (the "Company"), and W. Matt Ralls (the "Executive").

      WHEREAS, the Executive entered into an agreement with Global Marine Inc. dated as of August 16, 2001 (the "Agreement") and the Company has assumed the obligations and liabilities of Global Marine Inc. under the Agreement, and is jointly and severally liable for any and all obligations and liabilities of Global Marine Inc. which have or may hereafter accrue thereunder;

      WHEREAS, Global Marine Inc., the Company and the Executive desire to enter into a new supplemental agreement (the "Supplemental Agreement"), which Supplemental Agreement shall incorporate the Agreement and will replace and supersede only such terms, provisions, conditions or limitations of the Agreement, if any, that conflict with the terms, provisions, conditions or limitations of the Supplemental Agreement; and

      WHEREAS, the Company and Global Marine Inc. shall be jointly and severally liable for any and all obligations and liabilities which have or may hereafter accrue under this Supplemental Agreement;

      NOW, THEREFORE, in consideration of the mutual promises, agreements and covenants and subject to the terms and conditions contained in this Supplemental Agreement, Global Marine Inc., the Company and the Executive hereby agree as follows:

      1. Incorporation by Reference. The Agreement is incorporated in this Supplemental Agreement for all purposes of this Supplemental Agreement and, unless otherwise provided in this Supplemental Agreement, the terms, provisions, conditions and limitations of this Supplemental Agreement shall override, replace and supersede any conflicting or inconsistent terms, provisions, conditions and limitations of the Agreement; provided, however, that all terms, provisions, conditions and limitations of the Agreement that are not overridden, replaced and superseded shall be fully operative and shall apply to this Supplemental Agreement including, without limitation, the severance benefits in paragraph 5 of the Agreement and the tax gross up payment in paragraph 9 of the Agreement.

      2. Definitions. For purposes of this Supplemental Agreement, capitalized terms not otherwise defined in this Supplemental Agreement shall have the meaning assigned to them by the Agreement as of the Commencement Date of this Supplemental Agreement; provided, however, that, (i) the Commencement Date of the Agreement shall remain unchanged by the Commencement Date of this Supplemental Agreement (thereby preserving the Executive's rights under the Agreement) and (ii) effective as of the Commencement Date of this Supplemental Agreement, the term "Cause" shall be defined for all purposes of the Agreement and this

Supplemental Agreement as follows in subparagraph (a) below, and part (d) of the term "Normal Retirement Benefit" as defined in the SERP (as defined in Paragraph 7 of this Supplemental Agreement) shall be revised for all purposes of the Agreement and Paragraph 7 of this Supplemental Agreement and for all purposes of the SERP as it pertains to the Executive, as follows in subparagraph (b) below:

            (a) Cause. "Cause" means an act or acts of willful misconduct that remains or remain uncorrected for 30 days following written notice by the Company setting forth the particulars thereof in sufficient detail to apprise the Executive of the objectionable conduct and demanding correction and that is or are reasonably determined in good faith by a unanimous affirmative vote of all members of the Compensation Committee of the Board to be demonstrably and materially harmful to the Company or any of its affiliates; provided, however, Cause shall not mean inadequate performance or incompetence and, as a result, any termination of the Executive's employment with the Company or any affiliate controlled by the Company on account of inadequate performance or incompetence shall not constitute termination with Cause. For purposes of the immediately preceding sentence, no act, nor failure to act, shall be considered "willful" unless the Compensation Committee of the Board determines by an affirmative, unanimous vote of all its members that the Executive acted, or failed to act, without a reasonable belief that his action or failure to act was in the best interest of the Company or any of its affiliates.

            (b) SERP Amendment. Part (d) of the term "Normal Retirement Benefit" (as defined in the SERP) is hereby amended as it pertains to the Executive, effective as provided above, to provide as follows:

            (d) The monthly benefit payable under any qualified or nonqualified defined benefit plan of the Employers (other than the SERP), assuming the Participant received such benefit in the form of a single life annuity, reduced for early retirement using the applicable early retirement reduction factors in effect under any such qualified or nonqualified defined benefit plan on the date of the computation of such benefit, commencing on the date benefits are paid under this Plan or Paragraph 7 of the Supplemental Agreement between the Company and the Participant, whichever occurs first.

      3. Waiver. In consideration for the benefits conferred under this Supplemental Agreement, the Executive consents to and otherwise waives any event occurring on or before January 20, 2003 that would constitute Good Reason under the Agreement.

      4. Term. The term ("Term") of this Supplemental Agreement will commence on the date first above written (the "Commencement Date") and will end when the Executive is no longer an employee of the Company and its affiliates and has received all severance payments and benefits to which he is entitled under the Agreement and this Supplemental Agreement.

      5. Annual Salary. Effective as of November 1, 2002, the Company will pay to the Executive an annual salary ("Annual Salary") at a rate of $400,000 per year. Commencing after January 1, 2003 the Executive's Annual Salary shall be increased annually by a percentage and at a time generally consistent with the percentage increases granted to the seven most highly compensated executives, other than the Executive ("Similarly Situated Executives"), excluding salary increases granted to any Similarly Situated Executives based on promotions, parity adjustments or other circumstances pertaining to specific individuals within that group. Although the Company's compliance or failure to comply with its commitments under this Paragraph 5 of this Supplemental Agreement will be considered in any determination of whether the Executive has Good Reason, for the purposes of such a determination in connection with matters relating to pay increases covered in this Paragraph 5 only, the Executive's good faith determination of the Company's non-compliance shall not be conclusive.

      6. Bonus and Other Incentive Compensation. For each partial or complete calendar year during which the Executive agrees to be employed, in accordance with the terms and provisions of this Supplemental Agreement, the Executive shall be eligible to participate in the Management Annual Incentive Plan or its equivalent and, thereunder, shall be entitled to a target bonus rate consistent with those of similarly situated executives; provided, however, that the target rate shall not be less than 65% of his Annual Salary. In addition, the Executive shall also participate in all other forms of incentive compensation granted to and on terms similar to those granted to the Similarly Situated Executives, and in amounts or at levels generally consistent with the allocations of awards among the Similarly Situated Executives for 2002. In determining whether the Executive's awards in future years are generally consistent with the allocation for 2002, awards granted to Similarly Situated Executives shall be disregarded to the extent they are influenced by promotions, parity adjustments or other circumstances pertaining to specific individuals within that group. Although the Company's compliance or failure to comply with its commitments under this Paragraph 6 of this Supplemental Agreement will be considered in any determination of whether the Executive has Good Reason, for the purposes of such a determination in connection with matters covered in this Paragraph 6 only, the Executive's good faith determination of the Company's non-compliance shall not be conclusive.

      7. Obligations of the Company Upon Termination of Executive's Employment or Certain Amendments or Termination of the SERP. For purposes of this Paragraph 7, capitalized terms not otherwise defined in this Supplemental Agreement have the meaning assigned to them by the Company's Supplemental Executive Retirement Plan, effective July 1, 2002, and as in effect on the Commencement Date of this Supplemental Agreement ("SERP"). If (a) the Executive's employment with the Company (i) terminates due to death, Disability, Good Reason or the Executive's employment is involuntarily terminated without Cause or (ii) is terminated by the Company or by the Executive for any reason (including, but not limited to, death, Disability, Cause or voluntary termination without Good Reason) after the Executive attains age 58 while in the employ of the Company, or (b) there is any termination or amendment of the SERP, or cessation of benefits thereunder, (i) that would in any way adversely affect the benefits that the Executive has accrued or could have accrued under the SERP if the Executive had remained in the employ of the Company at the same rate of remuneration as in effect on the date of such termination or amendment, or cessation of benefits, until the Executive's Normal Retirement Date under the SERP and (ii) that the Executive fails to consent to in writing, the Executive shall be entitled to immediate vesting of benefits under the SERP as if the Executive had attained age

62 and at least 15 years of service thereby entitling the Executive to the Lump-Sum Equivalent (payable within 30 days after the Executive's Date of Termination or the date of adoption and/or approval of such termination or amendment of the SERP, or cessation of benefits under the SERP, as applicable) of the full, unreduced Normal Retirement Benefit as if the Executive had retired on or after the Executive's Normal Retirement Date determined under the SERP. For the purposes of this Paragraph 7, any Bonus taken into account for the purpose of computing the Normal Retirement Benefit shall be the greater of the actual Bonus received or $250,000, and the Executive's Basic Earnings under the SERP shall in no case be assumed to be less than an annual rate of $400,000. See Appendix A, which is incorporated herein and made part of this Supplemental Agreement for all purposes, for examples of how the SERP benefits described in the preceding provisions of this Paragraph 7 shall be calculated. In addition, if the Executive is entitled to SERP benefits under this Paragraph 7, to the extent permitted by applicable governmental laws and regulations, the Executive or the Executive's Beneficiary, as applicable, shall be deemed to have immediate eligibility for any and all non-pension post-retirement benefits under any and all plans and policies of the Company or any affiliate of the Company, as amended and in effect at the Date of Termination, regardless of whether or not the Executive actually retires under any pension or retirement plan. Any payment of the full amount due under this Paragraph 7 will satisfy in full the Company's obligations to the Executive under the SERP and the Company shall thereafter have no further obligation to the Executive under the SERP.

      8. The Company represents and warrants that it has assumed the obligations and liabilities of Global Marine Inc. under the Agreement and hereby expressly agrees to be jointly and severally liable with Global Marine Inc. for, any and all obligations and liabilities that have arisen or may hereafter arise under the Agreement and this Supplemental Agreement. Global Marine Inc. hereby expressly agrees to be jointly and severally liable with the Company for any and all obligations and liabilities that have arisen or may hereafter arise under the Agreement and this Supplemental Agreement.

      IN WITNESS WHEREOF, the parties have executed this Supplemental Agreement as of the date first above written.

THE COMPANY:                              THE EXECUTIVE:

GLOBALSANTAFE CORPORATION


By: /s/ C. Stedman Garber, Jr.            /s/ W. Matt Ralls
    -------------------------------       ------------------------------------
    C. Stedman Garber, Jr.                W. Matt Ralls
    President and Chief Executive
    Officer


GLOBAL MARINE INC.

By: /s/ Charles Striedel
    -------------------------------

Printed Name:  Charles Striedel
               --------------------

Title:  President
        ---------------------------

                                   APPENDIX A

                             SUPPLEMENTAL AGREEMENT

                                  GLOBALSANTAFE
                   ESTIMATED BENEFIT ENHANCEMENT ILLUSTRATION

PARTICIPANT DATA
Age                                                            53
Service                                                     5.086
2003 Compensation                                       $ 400,000
Target Bonus                                                  65%

ASSUMPTIONS
           Salary increase                                  5.00%
           CPI increase                                     3.00%
           Pre-retirement interest rate                     7.00%
           Post retirement interest rate

CALCULATION
Average compensation
--------------------
           Year              Age
           ----              ---
           2002              53                  453,097          200,000
           2003              54                  660,000          205,000
           2004              55                  693,000          210,000
           2005              56                  727,650          215,000
           2006              57                  764,033          225,000
           2007              58                  802,234          230,000
           2008              59                       --          235,000
           2009              60                       --          245,000
           2010              61                       --          250,000
           2011              62                       --          260,000

                                                          Before
                                                         Amendment      After Amendment       Increase
                                                         ---------      ---------------       --------
Qualified Plan
           Assumed retirement age                              58              N/A                  N/A
           Benefit service                                10.0860              N/A                  N/A
           Average compensation                           211,000              N/A                  N/A
           Covered compensation                            71,649              N/A                  N/A
           Accrued benefit payable at age 65               39,130              N/A                  N/A
           Early retirement factor                           0.80              N/A                  N/A
           Age difference adjustment                         0.00              N/A                  N/A
           IMMEDIATE BENEFIT                               31,304              N/A                  N/A
           Lump sum factor                                    N/A              N/A                  N/A
           LUMP SUM                                           N/A              N/A                  N/A

Pension Equity Plan
           Assumed retirement age                              58              N/A                  N/A
           Benefit service                                10.0860              N/A                  N/A
           Average compensation                           700,286              N/A                  N/A
           Covered compensation                            71,649              N/A                  N/A
           Gross accrued benefit payable at age 65        137,829              N/A                  N/A
           Qualified plan offset                           39,130              N/A                  N/A
           Accrued benefit payable at age 65               98,699              N/A                  N/A
           Early retirement factor                           0.80              N/A                  N/A
           Age difference adjustment                         0.00              N/A                  N/A
           IMMEDIATE BENEFIT                               78,959              N/A                  N/A
           Lump sum factor(1)                             12.5262              N/A                  N/A
           LUMP SUM                                       989,059              N/A                  N/A

SERP
           Assumed retirement age                              58               62                  N/A
           Benefit service                                10.0860               15                  N/A
           Average compensation                           749,466          749,466                  N/A
           Gross accrued benefit payable at age 65        302,365          449,680                  N/A
           Qualified plan and SERP offsets                137,829          110,263                  N/A
           Accrued benefit payable at age 65              164,536          339,417                  N/A
           Early retirement factor                           0.80             1.00                  N/A
           Age difference adjustment                         0.01             0.01                  N/A
           IMMEDIATE BENEFIT                              130,313          336,023              205,710
           Lump sum factor(2)                             16.9486          16.9486              16.9486
           LUMP SUM                                     2,208,615        5,695,113            3,486,499

Total increase                                                                                3,486,499
Present value of increase                                                                     2,556,907

1. PEP lump sums are calculated using the blended 1994 Group Annuity Reserving Table and the 30-year Treasury rate for the month of November prior to the beginning of the plan year. We have assumed that the applicable 30-year Treasury rate is 6.00% for this calculation. The actual Treasury rate will be based on the rate in effect at retirement. The lump sum factor is applied to an annual single life annuity benefit.

2. SERP lump sums are calculated using the blended 1994 Group Annuity Reserving Table and the lesser of a 5.00% interest rate or the average monthly Pension Benefit Guaranty Corporation immediate and deferred interest rate for the preceding calendar quarter. We have assumed that the applicable interest rate is 5.00% for this calculation. The actual interest rate will be determined at retirement and will not exceed 5.00%. The lump sum factor is applied to an annual 100% joint and survivor annuity benefit and assumes that the participant's spouse is 10 years and 10 months younger than the participant.

                                  GLOBALSANTAFE
                   ESTIMATED BENEFIT ENHANCEMENT ILLUSTRATION

PARTICIPANT DATA
Age                                                                53
Service                                                         5.086
2003 Compensation                                           $ 400,000
Target Bonus                                                      65%

ASSUMPTIONS
            Salary increase                                     5.00%
            CPI increase                                        3.00%
            Pre-retirement interest rate                        7.00%
            Post retirement interest rate

CALCULATION
Average compensation
--------------------
            Year               Age
            ----               ---
            1998               49                             195,082           200,000
            1999               50                             223,307           200,000
            2000               51                             317,875           200,000
            2001               52                             455,991           200,000
            2002               53                             453,097           200,000
            2003               54                             660,000           205,000
            2004               55                             693,000           210,000

                                                              Before
                                                             Amendment    After Amendment      Increase
                                                             ---------    ---------------      --------
Qualified Plan
            Assumed retirement age                                 55               N/A             N/A
            Benefit service                                    7.0860               N/A             N/A
            Average compensation                              201,000               N/A             N/A
            Covered compensation                               68,400               N/A             N/A
            Accrued benefit payable at age 65                  26,183               N/A             N/A
            Early retirement factor                              0.65               N/A             N/A
            Age difference adjustment                            0.00               N/A             N/A
            IMMEDIATE BENEFIT                                  17,019               N/A             N/A
            Lump sum factor                                       N/A               N/A             N/A
            LUMP SUM                                              N/A               N/A             N/A

Pension Equity Plan
            Assumed retirement age                                 55               N/A             N/A
            Benefit service                                    7.0860               N/A             N/A
            Average compensation                              476,848               N/A             N/A
            Covered compensation                               68,400               N/A             N/A
            Gross accrued benefit payable at age 65            65,277               N/A             N/A
            Qualified plan offset                              26,183               N/A             N/A
            Accrued benefit payable at age 65                  39,094               N/A             N/A
            Early retirement factor                              0.65               N/A             N/A
            Age difference adjustment                            0.00               N/A             N/A
            IMMEDIATE BENEFIT                                  25,411               N/A             N/A
            Lump sum factor                                   13.1493               N/A             N/A
            LUMP SUM                                          334,138               N/A             N/A

SERP
            Assumed retirement age                                 55                62             N/A
            Benefit service                                    7.0860                15             N/A
            Average compensation                              569,112           661,694             N/A
            Gross accrued benefit payable at age 65           161,309           397,016             N/A
            Qualified plan and SERP offsets                    65,277            42,430             N/A
            Accrued benefit payable at age 65                  96,032           354,586             N/A
            Early retirement factor                              0.65              1.00             N/A
            Age difference adjustment                            0.01              0.01             N/A
            IMMEDIATE BENEFIT                                  61,797           351,040         289,243
            Lump sum factor                                   17.4208           17.4208         17.4208
            LUMP SUM                                        1,076,546         6,115,399       5,038,853

Total increase                                                                                5,038,853
Present value of increase                                                                     4,526,978

1. PEP lump sums are calculated using the blended 1994 Group Annuity Reserving Table and the 30-year Treasury rate for the month of November prior to the beginning of the plan year. We have assumed that the applicable 30-year Treasury rate is 6.00% for this calculation. The actual Treasury rate will be based on the rate in effect at retirement. The lump sum factor is applied to an annual single life annuity benefit.

2. SERP lump sums are calculated using the blended 1994 Group Annuity Reserving Table and the lesser of a 5.00% interest rate or the average monthly Pension Benefit Guaranty Corporation immediate and deferred interest rate for the preceding calendar quarter. We have assumed that the applicable interest rate is 5.00% for this calculation. The actual interest rate will be determined at retirement and will not exceed 5.00%. The lump sum factor is applied to an annual 100% joint and survivor annuity benefit and assumes that the participant's spouse is 10 years and 10 months younger than the participant.

                                  GLOBALSANTAFE
                     ESTIMATED EXECUTIVE BENEFIT CALCULATION
              DEVELOPMENT OF ESTIMATED AVERAGE ANNUAL COMPENSATION

                                                                                                               MINIMUM
                                                                                                             SUPPLEMENTAL
                                                                                 TOTAL       COMPENSATION       AGREEMENT
           YEAR            AGE       BASE PAY                       BONUS     COMPENSATION       LIMIT       COMPENSATION
           ----            ---       --------                       -----     ------------       -----       ------------
           1998             49       195,082  *                                  195,082        200,000        650,000
           1999             50       223,307  *                                  223,307        200,000        650,000
           2000             51       317,875  *                                  317,875        200,000        650,000
           2001             52       455,990  *                                  455,990        200,000        650,000
           2002             53       453,097  *                                  453,097        200,000        650,000
           2003             54       400,000                       260,000       660,000        205,000        660,000
           2004             55       420,000                       273,000       693,000        210,000        693,000
           2005             56       441,000                       286,650       727,650        215,000        727,650
           2006             57       463,050                       300,983       764,033        225,000        764,033
           2007             58       486,203                       316,032       802,234        230,000        802,234
           2008             59       510,513                       331,833       842,346        235,000        842,346
           2009             60       536,038                       348,425       884,463        245,000        884,463
           2010             61       562,840                       365,846       928,686        250,000        928,686
           2011             62       590,982                       384,138       975,121        260,000        975,121

                                 QUALIFIED PLAN

                                     AGE 55                                                    AGE 58
                    --------------------------------------------               --------------------------------------------
                          Year      Earnings         Months                         Year       Earnings         Months
                          ----      --------         ------                         ----       --------         ------
                          2004       119,577              7                         2007        131,243              7
                          2003       202,084             12                         2006        219,167             12
                          2002       200,000             12                         2005        212,084             12
                          2001       200,000             12                         2004        207,084             12
                          2000       200,000             12                         2003        202,084             12
                          1999        83,340              5                         2002         83,340              5
                                   ---------             --                                   ---------             --
TOTAL                              1,005,000             60                                   1,055,000             60
AVERAGE ANNUAL EARNINGS              201,000                                                    211,000

                                     PEP

                                     AGE 55                                                    AGE 58
                    --------------------------------------------               --------------------------------------------
                          Year      Earnings         Months                         Year       Earnings         Months
                          ----      --------         ------                         ----       --------         ------
                          2004       404,227              7                         2007        467,943              7
                          2003       660,000             12                         2006        764,033             12
                          2002       453,097             12                         2005        727,650             12
                          2001       455,990             12                         2004        693,000             12
                          2000       317,875             12                         2003        660,000             12
                          1999        93,052              5                         2002        188,806              5
                                   ---------             --                                   ---------             --
TOTAL                              2,384,241             60                                   3,501,431             60
AVERAGE ANNUAL EARNINGS              476,848                                                    700,286

                                      SERP

                                     AGE 55                                                    AGE 58
                    --------------------------------------------               --------------------------------------------
                          Year      Earnings         Months                         Year       Earnings         Months
                          ----      --------         ------                         ----       --------         ------
                          2004       404,227              7                         2007        467,943              7
                          2003       660,000             12                         2006        764,033             12
                          2002       453,097             12                         2005        727,650             12
                          2001       190,011              5                         2004        288,773              5
                                    --------             --                                   ---------             --
TOTAL                              1,707,335             36                                   2,248,399             36
AVERAGE ANNUAL EARNINGS              569,112                                                    749,466

                             SUPPLEMENTAL AGREEMENT

                                      AGE 55                                                     AGE 58
                    --------------------------------------------               --------------------------------------------
                          Year      Earnings         Months                         Year       Earnings         Months
                          ----      --------         ------                         ----       --------         ------
                          2004       404,227              7                         2007        467,943              7
                          2003       660,000             12                         2006        764,033             12
                          2002       650,000             12                         2005        727,650             12
                          2001       270,855              5                         2004        288,773              5
                                   ---------             --                                   ---------             --
TOTAL                              1,985,082             36                                   2,248,399             36
AVERAGE ANNUAL EARNINGS              661,694                                                    749,466

* Includes base pay and bonus since the breakout between the two sources of pay was not available.

Bonuses are assumed to accrue ratably over the year.

Compensation is assumed to increase 5% per year and CPI is assumed to increase at 3% per year.